EXHIBIT 99.1
    NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joseph Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

ASHFORD HOSPITALITY TRUST ANNOUNCES PRELIMINARY REVPAR
RESULTS FOR FOURTH QUARTER 2021

DALLAS – January 6, 2022 – Ashford Hospitality Trust, Inc. (NYSE: AHT) (“Ashford Trust” or the “Company”) reported today preliminary portfolio occupancy of 56% for the month of December 2021 with an average daily rate (“ADR”) of approximately $149 resulting in RevPAR of approximately $83. This RevPAR reflects an approximate increase of 170% versus December 2020 and a decline of approximately 13% versus December 2019, which is the best monthly RevPAR result versus 2019 since early 2020. The Company expects to report occupancy of 60% for the fourth quarter of 2021 with an ADR of approximately $157 resulting in RevPAR of approximately $95. This RevPAR reflects an approximate increase of 164% compared to the fourth quarter of 2020 and a decline of approximately 21% compared to the fourth quarter of 2019, a significant improvement from the third quarter of 2021 when RevPAR was down 26% versus the same period in 2019.
“We continue to be encouraged by the positive momentum in our portfolio’s operating performance and are pleased to report these improved preliminary RevPAR results for the fourth quarter of 2021,” commented Rob Hays, Ashford Trust’s President and Chief Executive Officer. “Looking ahead, we believe the industry is poised for a solid recovery in 2022 and our attractive hotel portfolio with its high exposure to transient leisure customers remains well-positioned to capitalize on that recovery.”
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Ashford Hospitality Trust is a real estate investment trust (REIT) focused on investing predominantly in upper upscale, full-service hotels.
Follow CEO Rob Hays on Twitter at https://twitter.com/aht_rob or @aht_rob.

Forward-Looking Statements

Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Trust’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: the impact of COVID-19, and the rate of adoption and efficacy of vaccines to prevent COVID-19, on our business and investment strategy; the timing and outcome of the Securities and Exchange Commission’s investigation; our ability to regain S-3 eligibility; our ability to repay, refinance, or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Ashford Trust’s filings with the Securities and Exchange Commission.

The forward-looking statements included in this press release are only made as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider these risks when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.

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